THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE BECAUSE THEY ARE BELIEVED TO BE EXEMPT FROM REGISTRATION UNDER REGULATION D AND/OR REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT, AN APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. ALL OFFERS AND SALES OF THE HEREIN-DESCRIBED SECURITIES BY NON-U.S. PERSONS BEFORE THE EXPIRATION OF A PERIOD COMMENCING ON THE DATE OF THE CLOSING OF THIS OFFERING AND ENDING ONE YEAR THEREAFTER SHALL ONLY BE MADE IN COMPLIANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION, AND ALL OFFERS AND SALES AFTER THE EXPIRATION OF THE ONE-YEAR PERIOD SHALL BE MADE ONLY PURSUANT TO REGISTRATION OR AN EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.


              AMENDMENT NO. 1 TO OFFSHORE STOCK PURCHASE AGREEMENT
              ----------------------------------------------------

     H-NET.NET, INC., a Colorado corporation ("H-NET") and FIRST CHARTERED CAPITAL CORPORATION INC. ("FIRST CAPITAL"), a British Virgin Islands corporation having entered into an Offshore Stock Purchase Agreement on or about the 4th day of December, 2001 and the parties now desire to amend the Offshore Agreement pursuant to the terms of this Amendment No. 1 to Offshore Stock Purchase Agreement hereby agree to amend the Agreement as follows:

1. Purchase and Sale. On the basis of the representations and warranties herein contained, subject to the terms and conditions set forth herein, FIRST CAPITAL, hereby agrees to purchase the Shares at a purchase price of twenty percent (20%) of the current bid price as listed by the OTCBB on the day that FIRST CAPITAL elects to purchase shares under the terms of the Offshore Agreement, the specific number of shares purchased to be reflected in written buy orders sent to H-Net or its designee ("Consideration"), and H-Net hereby agrees to sell the Shares to FIRST CAPITAL for such Consideration.

     No other terms of the Offshore Stock Purchase Agreement are being amended by this Amendment and shall remain in full force and effect.

DATED this _____ day of January, 2002.


First Chartered Capital Corp., Inc.             H-Net.Net, Inc.


By: ________________________                    By: ________________________
Michael Newman, CEO                             Anton Stephens, CEO